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                                                                   EXHIBIT 10.54




AMENDED AND RESTATED MASTER NOTE                                BANKBOSTON, N.A.
$10,000,000.00
--------------------------------------------------------------------------------


Boston, Massachusetts                                             March 12, 1999


This Amended and Restated Master Note amends and restates a certain Master Note dated April 30, 1998 in the face amount of $7,500,000.00.

         FOR VALUE RECEIVED, the undersigned, (individually and collectively, jointly and severally, the "BORROWERS") promise to pay to the order of BankBoston, N.A. a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110 (with any subsequent holder, the "LENDER") the aggregate unpaid principal balance of loans and advances made by the Lender to the Borrowers pursuant to the Revolving Credit established pursuant to the Agented Loan and Security Agreement dated April 30, 1998, as amended on November 30, 1998, and as further amended of even date (as such may be further amended hereafter, the "LOAN AGREEMENT") between the Lender and the Borrowers, with interest, at the rate and payable in the manner, stated therein.

         This is the "Master Note" to which reference is made in the Loan Agreement, and is subject to all terms and provisions thereof. The principal of, and interest on, this Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

         The Lender's books and records concerning the Lender's loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

         No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

         Each of the Borrowers, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof except as provided in the Loan Agreement or any guaranty. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence with respect to any other liability or




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any collateral given to secure any other liability of any of the Borrowers or any other person obligated on account of this note.

         This Note shall be binding upon each of the Borrowers, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

         The liabilities of the Borrowers, and of any endorser or guarantor of this Note, are joint and several; provided, however, the release by the Lender of or any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrowers, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

         Each of the Borrowers and each endorser and guarantor hereof each authorizes the Lender to complete this Note if delivered incomplete in any respect.

         This Note shall be governed by the laws of The Commonwealth of Massachusetts and shall take effect as a sealed instrument.



                              "PRINCIPAL BORROWERS"


POLYMEDICA CORPORATION                      POLYMEDICA HEALTHCARE, INC.


By: /s/ Eric G. Walters                     By: /s/ Eric G. Walters
    -------------------------------             --------------------------------
    Title: CFO and Treasurer                    Title: Treasurer and Secretary



POLYMEDICA SECURITIES, INC.                 LIBERTY MEDICAL SUPPLY, INC.


By: /s/ Eric G. Walters                     By: /s/ Steven J. Lee
    -------------------------------             --------------------------------
    Title: Treasurer and Clerk                  Title: Treasurer



                                "AGENT BORROWER"


POLYMEDICA CORPORATION

By: /s/ Eric G. Walters
    -------------------------------
    Title: CFO and Treasurer